Concentrations of Risk	6 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
Concentrations of risk

Note 16 – Concentrations of risk

Credit Risk

The Company is exposed to credit risk from its cash in bank and fixed deposits, and accounts and notes receivable, other receivables and advances on equipment purchases.

As of December 31, 2019, approximately $23,000 was on deposit with a bank located in the PRC subject to credit risk. In China, the insurance coverage of each bank is approximately $72,000 (RMB 500,000). As of December 31, 2019, no deposit was with a bank located in the US subject to credit risk. In the US, the insurance coverage of each bank is USD $250,000. Management believes that the credit risk on cash in bank and fixed deposits is limited because the counterparties are recognized financial institutions.

Accounts receivable, other receivables and advances on inventory purchases are subject to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Customer Concentration Risk

For the six months ended December 31, 2019, the Company had two customers accounting for approximately 19.6% and 14.8% of total revenue. For the six months ended December 31, 2018, the Company had four customers accounting for approximately 25.6%, 16.9%, 16.1% and 10.9% of total revenue. As of December 31, 2019 and June 30, 2019, no customer accounted for more than 10% of the total balance of accounts receivable.

Vendor Concentration Risk

For the six months ended December 31, 2019, one vendor accounted for 14.0% of total purchases. For the six months ended December 31, 2018, the Company had three vendors accounting for approximately 14.1%, 10.4% and 10.0% of total purchases. As of December 31, 2019 and June 30, 2019, no vendor accounted for more than 10% of the total balance of accounts payable.